LOU HOLLAND
                                 GROWTH FUND


                                Annual Report
                              December 31, 1996

                                  LOU HOLLAND
------------------------------------------------------------------------------
                                  GROWTH FUND


LETTER TO                  Dear Shareholder:
SHAREHOLDERS
FEBRUARY 1997

                           Thank you for your investment in the Lou Holland Growth Fund. We are dedicated to achieving high quality service and superior long-term performance.

                           The Lou Holland Growth Fund primarily invests in common stocks of medium and large growth companies, with the receipt of dividend income as a secondary consideration. Our focus is on companies whose earnings are growing faster than the general market and can be purchased at a reasonable price or valuation. We believe that our valuation disciplines will help us achieve superior performance in a difficult market environment.

                           "It doesn't get any better than this." The U.S. equity market as represented by the S&P 500 had a 1996 total return of 23% and a two year cumulative return of almost 70%. During the year, the total valuation of the U.S. stock market rose to 9 trillion dollars and thus exceeded the size of the U.S. gross domestic product for the first time. This is only the sixth time since 1900 that stocks have returned 20% or more in two consecutive years. In the year following each of these strong periods, however, the market was either flat or down, with an average net loss of almost 8%. The magnitude of the 1996 stock market advance was particularly impressive because it occurred in an environment of rising interest rates and a weak bond market.

                           The divergence of performance between large and small stocks continued in 1996 with the 50 largest market capitalization stocks in the S&P 500 representing approximately 50% of the total return of the index. This concentration of performance is reminiscent of the early 1970's when these same stocks were referred to as the "nifty-fifty". The conventional wisdom of the time was that these stocks would not decline because they were in "strong hands", referring to the largest institutions of the time. When the correction came in 1973 and 1974 these stocks declined 30-40% over a two year period. While history does not forecast the future, we should reflect on historical information to help control our enthusiasm and to dispel the notion that it's different this time. If nothing else, it should help us recognize that these are not ordinary times.

                           As we look forward to 1997, we expect the environment for stocks to be favorable, with moderate economic activity, low inflation, good corporate earnings, and strong demand for U.S. equities.

                           During 1997, we expect corporate earnings to be the main driver of stock market performance. With current price-earnings ratios of 20 times 1996 earnings and almost 19 times 1997 earnings, we would expect little multiple expansion during the year. These price-earnings ratios are high when compared to average historical multiples of approximately 15 times. We expect corporate earnings to increase 8-10% which would coincide with our 1997 performance expectation for the stock market. It is important to note that the U.S. stock market has enjoyed five years of solid earnings growth. This has not been seen since the mid-1960's and is one of the longest in postwar history.

                           While we expect strong demand for domestic equity mutual funds during 1997, we are doubtful that the inflows will exceed the record $225 billion that went into equity mutual funds during 1996. Foreign demand for U.S. equities may also decline somewhat because of a potentially weaker U.S. dollar in the second half of 1997 and high valuation levels of large capitalization U.S. equities.

                           With increasing stock market volatility as we proceed through 1997, we hope investors will share our view that common stocks are the asset class of choice over the next 10 years. However, investors should reduce their return expectations to long-term historical levels.

                           Sincerely,

                           /s/ Louis A. Holland

                           Louis A.  Holland
                           President


            LOU HOLLAND GROWTH FUND'S TOTAL RETURN VS. THE S&P 500
------------------------------------------------------------------------------

                         Growth Fund       S&P 500


  4/29/96                  10000            10000
  6/30/96                  10520            10296
  9/30/96                  10910            10615
 12/31/96                  11462            11500

------------------------------------------------------------------------------
                   FOR THE PERIOD ENDING DECEMBER 31, 1996

                              Cumulative Since
                           Commencement Operations

Grpwth Fund                        14.62%

S&P 500                            15.00%


------------------------------------------------------------------------------
  THE S&P 500 STOCK INDEX IS AN UNMANAGED BUT COMMONLY USED MEASURE OF COMMON
  STOCK TOTAL RETURN PERFORMANCE. THIS CHART ASSUMES AN INITIAL GROSS
  INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS
  SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE
  WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST
  PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND
  PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE
  WORTH MORE OR LESS THAN THE ORIGINAL COST.
------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


ASSETS:
   Investments, at value
     (cost $2,450,418)                    $2,785,171
   Receivable for investments sold            41,993
   Deferred organization charges              67,793
   Dividends receivable                        3,204
   Interest receivable                           240
   Other assets                                3,414
                                          ----------
   Total Assets                            2,901,815
                                          ----------

LIABILITIES:
   Payable to Investment Manager              15,268
   Accrued expenses and other
      liabilities                             25,876
                                          ----------
   Total Liabilities                          41,144
                                          ----------

NET ASSETS                                $2,860,671
                                          ==========

NET ASSETS CONSIST OF:
   Capital stock                          $2,520,923
   Undistributed net realized
     gain on investments                       4,995
   Net unrealized appreciation
     on investments                          334,753
                                          ----------
   Total Net Assets                       $2,860,671
                                          ==========

Shares outstanding                           253,586
   Net Asset Value, Redemption
     Price and Offering Price
     Per Share                                $11.28
                                          ==========


STATEMENT OF OPERATIONS
APRIL 29, 1996 (1) THROUGH DECEMBER 31, 1996


INVESTMENT INCOME:
   Dividend income                               $ 20,497
   Interest income                                  2,521
                                                 ---------
   Total investment income                         23,018
                                                 ---------

EXPENSES:
   Investment management fee                       14,062
   Administration fee                              18,936
   Shareholder servicing and
     accounting costs                              27,743
   Custody fees                                     5,685
   Federal and state registration                   8,834
   Professional fees                               12,275
   Amortization of deferred
     organization charges                           8,895
   Reports to shareholders                          6,508
   Other                                            4,952
                                                 ---------
   Total expenses before
     reimbursement                                107,890
   Less: Reimbursement from
     Investment Manager                           (85,484)
                                                 ---------
   Net Expenses                                    22,406
                                                 ---------

NET INVESTMENT INCOME                                 612
                                                 ---------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments                 7,076
   Change in unrealized appreciation
     on investments                               334,753
                                                 ---------
   Net realized and unrealized gain
      on investments                              341,829
                                                 ---------

NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                    $342,441
                                                 =========

(1) Commencement of operations.

See notes to the financial statements.


STATEMENT OF CHANGES IN NET ASSETS
APRIL 29, 1996 (1) THROUGH DECEMBER 31, 1996


OPERATIONS:
   Net investment income                      $      612
   Net realized gain on investments                7,076
   Change in unrealized
     appreciation on investments                 334,753
                                               ----------
   Net increase in net assets
     from operations                             342,441
                                               ----------

DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income                    (12,338)
   From net realized gains                       (33,089)
                                                ----------
                                                 (45,427)
                                                ----------

CAPITAL SHARE
   TRANSACTIONS:
   Proceeds from shares sold                    2,879,746
   Shares issued to holders in
     reinvestment of dividends                     45,427
   Cost of shares redeemed                       (361,516)
                                                ----------
   Net increase in net assets from
     capital share transactions                 2,563,657
                                                ----------

TOTAL INCREASE IN
   NET ASSETS                                   2,860,671
                                                ----------

NET ASSETS:
   Beginning of period                             0
                                                ----------
   End of period                               $2,860,671
                                                ==========

(1) Commencement of operations.


FINANCIAL HIGHLIGHTS

                                APRIL 29, 1996 (1)
                                      THROUGH
                                 DECEMBER 31, 1996
                                ------------------


Per Share Data:
Net asset value, beginning
   of period                                  $10.00
                                              ------

Income from investment operations:
   Net investment income                        0.00
   Net realized and unrealized
     gains on investments                       1.46
                                              ------
   Total from investment operations             1.46
                                              ------

Less distributions:
   Dividends from net
     investment income                        (0.05)
   Dividends from capital gains               (0.13)
                                              ------
   Total distributions                        (0.18)
                                              ------
   Net asset value, end of period             $11.28
                                              ======

Total return (2)                              14.62%

Supplemental data and ratios:
   Net assets, end of period              $2,860,671
   Ratio of expenses to average
     net assets (3)                            1.35%

   Ratio of net investment income
     to average net assets (3)                 0.04%

   Portfolio turnover rate                    30.48%

   Average commission rate paid              $0.0610

(1) Commencement of operations.

(2) Not annualized for the period April 29, 1996 through December 31, 1996.

(3) Annualized for the period April 29, 1996 through December 31, 1996. Without expense waivers of $85,484 for the period April 29, 1996 through December 31, 1996, the ratio of expenses to average net assets would have been 6.50% and the ratio of net investment (loss) to average net assets would have been (5.11)%.

See notes to the financial statements.


SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

   NUMBER                                    MARKET
  OF SHARES                                   VALUE
  ---------                                 --------


            COMMON STOCKS - 96.9%
            AUTO & TRANSPORTATION - 1.4%
     700    Magna International, Inc.      $ 39,025
                                            --------

            CONSUMER DISCRETIONARY - 14.5%
    1,175   American Management
             Systems, Inc. #                  28,787
    1,450   Brinker International, Inc. #     23,200
    1,250   Carnival Corporation              41,250
    1,537   CUC International, Inc. #         36,504
      300   Walt Disney Company               20,887
      500   Home Depot, Inc.                  25,063
      250   Interpublic Group of
             Companies, Inc.                  11,875
      800   Kohl's Corporation #              31,400
      700   Lowe's Companies, Inc.            24,850
    1,775   Service Corporation
             International                    49,700
    4,275   Sunglass Hut International,
             Inc. #                           30,994
    1,150   Viking Office Products, Inc. #    30,691
      825   Wal-Mart Stores, Inc.             18,872
    1,950   Wendy's International, Inc.       39,975
                                            --------
                                             414,048
                                            --------

            CONSUMER STAPLES - 8.0%
      825   Albertson's Inc.                  29,391
      375   Colgate-Palmolive Company         34,594
      825   Gillette Company                  64,144
      925   PepsiCo, Inc.                     27,056
      275   Proctor & Gamble Company          29,562
    1,125   Walgreen Company                  45,000
                                            --------
                                             229,747
                                            --------


   NUMBER                                    MARKET
  OF SHARES                                   VALUE
  ---------                                 --------


            FINANCIAL SERVICES - 16.6%
      425   American International
             Group, Inc.                    $ 46,006
    1,000   Automatic Data Processing, Inc.   42,875
      500   Chase Manhattan Corporation       44,625
      425   Citicorp                          43,775
      925   Concord EFS, Inc. #               26,131
      300   Federal Home Loan Mortgage
             Corporation                      33,036
    1,150   Federal National Mortgage
             Association                      42,837
      675   First Commerce Corporation        26,241
    1,175   First Data Corporation            42,888
      500   MBIA, Inc.                        50,625
    1,125   Norwest Corporation               48,938
      350   Reuters Holding PLC ADR           26,775
                                            --------
                                             474,752
                                            --------

            HEALTH CARE - 19.2%
      500   Abbott Laboratories               25,375
    1,650   Elan Corporation PLC ADR #        54,862
      575   Eli Lilly & Company               41,975
    1,200   Johnson & Johnson                 59,700
      625   Medtronic, Inc.                   42,500
      850   Merck & Co., Inc.                 67,362
    1,600   Nellcor Puritan Bennett, Inc. #   35,000
      600   Pfizer, Inc.                      49,725
      800   Pharmacia & Upjohn, Inc.          31,700
      600   Schering-Plough Corporation       38,850
      625   Smithkline Beecham PLC ADR        42,500
      900   Sola International, Inc. #        34,200
      350   Warner-Lambert Company            26,250
                                            --------
                                             549,999
                                            --------

See notes to the financial statements.


SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

   NUMBER                                     MARKET
  OF SHARES                                   VALUE
  ---------                                  --------


            INTEGRATED OILS - 4.0%
      325   Amoco Corporation               $ 26,162
      950   Enron Corporation                 40,969
      100   Mobil Corporation                 12,225
      200   Royal Dutch Petroleum
             Company ADR                      34,150
                                            --------
                                             113,506
                                            --------

            MATERIALS & PROCESSING - 3.7%
      525   Fluor Corporation                 32,944
    1,200   Jacobs Engineering Group,
             Inc. #                           28,350
      275   Kimberly-Clark Corporation        26,194
      350   Valspar Corporation               19,819
                                            --------
                                             107,307
                                            --------

            OTHER - 4.3%
    1,650   Federal Signal Corporation        42,694
      800   General Electric Company          79,100
                                            --------
                                             121,794
                                            --------

            PRODUCER DURABLES - 3.6%
      450   Boeing Company                    47,869
      350   Grainger (W.W.), Inc.             28,087
      875   Verifone, Inc.                    25,813
                                            --------
                                             101,769
                                            --------


   NUMBER                                    MARKET
  OF SHARES                                   VALUE
  ---------                                 --------


            TECHNOLOGY - 18.2%
      650   CISCO Systems, Inc. #         $   41,356
      525   Computer Associates
             International, Inc.              26,119
    1,150   Telefonaktiebolaget LM
             Ericsson ADR                     34,716
      800   Hewlett-Packard Company           40,200
      800   Intel Corporation                104,750
      800   Linear Technology
             Corporation                      35,100
    1,050   Loral Space &
             Communications #                 19,294
    1,250   LSI Logic Corporation #           33,437
      571   Lucent Technologies, Inc.         26,409
      675   Microsoft Corporation #           55,772
    1,175   Oracle Corporation #              49,056
      375   U.S. Robotics Corporation #       27,000
      375   3Com Corporation #                27,516
                                         -----------
                                             520,725
                                         -----------

            UTILITIES - 3.4%
      750   Frontier Corporation              16,969
      675   GTE Corporation                   30,712
      775   MCI Communications
             Corporation                      25,333
      975   WorldCom, Inc. #                  25,411
                                         -----------
                                              98,425
                                         -----------
            Total common stocks
             (cost $2,436,344)             2,771,097
                                         -----------

See notes to the financial statements.


SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

  PRINCIPAL                                      MARKET
   AMOUNT                                        VALUE
  ---------                                     --------

            SHORT-TERM
             INVESTMENTS - 0.5%
            VARIABLE RATE DEMAND
             NOTES - 0.5%
   $  192   Johnson Controls, Inc.              $      192
   13,882   Wisconsin Electric Power Co.            13,882
                                                -----------
            Total variable rate demand
             notes (cost $14,074)                   14,074
                                                -----------

            Total investments - 97.4%
             (cost $2,450,418)                   2,785,171
                                                -----------

            Other assets in excess of
             liabilities - 2.6%                     75,500
                                                -----------

            TOTAL NET ASSETS - 100%            $ 2,860,671
                                                ===========

#   Non-income producing security.

See notes to the financial statements.


NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------------
1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized
AND SIGNIFICANT            on December 20, 1995, as a Delaware business trust
ACCOUNTING                 and is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the
                           "Fund"). The principle investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $76,688, have been paid by Holland Capital Management, L.P. (the "Investment Manager"). These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Manager under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. CAPITAL                 Transactions in shares of the Fund for the period
SHARE                      April 29, 1996 through December 31, 1996
TRANSACTIONS

                           Shares sold                              281,119
                           Shares issued to holders in
                             reinvestment of dividends                4,027
                           Shares redeemed                          (31,560)
                                                                     -------
                           Net increase                             253,586
                                                                     =======

3. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-term investments, by the Fund for
                           the period April 29, 1996 through December 31,
                           1996, were $3,119,353 and $690,102, respectively.

                           At December 31, 1996, gross unrealized appreciation and depreciation of invest ments for tax purposes were as follows:

                           Appreciation                            $613,871
                           (Depreciation)                           (72,083)
                                                                   ---------
                           Net appreciation on investments         $541,788
                                                                  ==========

                           At the close of business on May 2, 1996, the partners of The Holland Fund, L.P. transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $243,721 of unrealized appreciation for tax purposes. As of December 31, 1996, the Fund realized $31,690 of the appreciation.

                           At December 31, 1996, the cost of investments for federal income tax purposes was $2,243,383.

4. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement shall be in effect for a period of one year from the Fund's commencement of operations and may be terminated thereafter under the approval of the Board of Trustees.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5. DISTRIBUTION            On February 24, 1997, a long-term
                           capital gain distribution of $0.02026153 per share aggregating $5,677 was declared. The distribution was paid on February 24, 1997, to shareholders of record on February 21, 1997.

INDEPENDENT                To the Board of Trustees and Shareholders
AUDITORS'                  of the Lou Holland Growth Fund:
REPORT

                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from April 29, 1996 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                           We conducted our audit in accordance with general accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lou Holland Growth Fund as of December 31, 1996, the results of its operations, changes in net assets and the financial highlights for the period from April 29, 1996 to December 31, 1996 in conformity with generally accepted accounting principles.

                           /s/ Deloitte & Touche LLP

                           DELOITTE & TOUCHE LLP
                           Chicago, Illinois
                           February 7, 1997 (February 24, 1997 as to Note 5.)

TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment
Officer, Holland Capital Management,
L.P. and President, Treasurer,
and Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
Executive Vice President and Managing Director
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital

MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Trust Company
Mutual Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Katten Muchin &Zavis
Washington, D.C.